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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    Form 8-K




               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  August 30, 2005
                                                         ---------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                (Exact name of registrant specified in Charter)


      Delaware                  333-127233                      13-3416059
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   (State or other             (Commission                    (IRS Employer
   jurisdiction of             File Number)                 Identification No.)
   incorporation)



                      250 Vesey Street
            4 World Financial Center 28th Floor                       10080
                     New York, New York
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          (Address of principal executive offices)                   Zip Code



          Registrant's telephone, including area code:  (212) 449-0357

                                   No Change
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         (Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  Other Events
            ------------

            Filing of Legality Opinion
            --------------------------

     Attached as Exhibit 99.1 is the opinion of Dechert LLP with respect to legality of the Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-NCA.


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ITEM 9.01.  Financial Statements and Exhibits.
            ----------------------------------

            (a)  Not applicable.

            (b)  Not applicable.

            (c)  Exhibits:

                 99.1  Legal Opinion



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By:    /s/ Tom Saywell
                                               -----------------
                                        Name:  Tom Saywell
                                        Title: Vice President


Date:  August 30, 2005



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                               INDEX TO EXHIBITS

Exhibit No.            Description         Page
-----------            -----------         ----

99.1                   Legal Opinion